UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 25, 2013

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01  REGULATION FD DISCLOSURE

ITEM 8.01  OTHER EVENTS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2013, Salem Communications Corporation issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2012.

ITEM 7.01

REGULATION FD DISCLOSURE

On February 25, 2013, Salem Communications Corporation issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2012.

ITEM 8.01

OTHER EVENTS

Press Release

On February 25, 2013, Salem Communications Corporation (the “Company”) issued a press release entitled “Salem Communications Announces Tender Offer and Consent Solicitation.”

Risk Factors

In addition, the Company included the following risk factors related to the Company in the Offer to Purchase and Consent Solicitation Statement described in the press release entitled “Salem Communications Announces Tender Offer and Consent Solicitation”:

•

We have, and after entry into our new senior secured term loan we will have, a significant amount of debt, which could restrict our future operating and strategic flexibility and expose us to the risks of financial leverage.

•

Our ability to meet our debt service obligations on our new senior secured term loan and our other debt will depend on our future performance, which will be subject to many factors that are beyond our control.

•

We depend significantly upon the success of the religious and family issues format segment of the radio broadcasting industry.

•

Our ability to successfully grow through acquisitions by acquiring radio stations in new and existing markets, as well as by expanding into non-broadcast media and acquiring businesses that share our commitment to serving our targeted audience depends on many factors, some of which are beyond our control.

•

We are subject to risks of competition from other commercial and non-commercial radio stations as well as from other media, including broadcast and cable television, the Internet, newspapers, magazines, direct mail and billboard advertising.

•

We are subject to risks and limitations due to government regulation of the broadcasting industry, including Federal Communications Commission control over the renewal and transfer of broadcasting licenses, which could materially adversely affect our operations and growth strategy.

As used in these risk factors, “we,” “our,” “ours” and “us” refer to the Company and its consolidated subsidiaries.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated February 25, 2013, of Salem Communications Corporation entitled “Salem Communications Announces Tender Offer and Consent Solicitation.”
99.2	Press release, dated February 25, 2013, of Salem Communications Corporation regarding its results of operations for the quarter and fiscal year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: February 25, 2013	By:/s/EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 25, 2013, of Salem Communications Corporation entitled “Salem Communications Announces Tender Offer and Consent Solicitation.”
99.2	Press release, dated February 25, 2013, of Salem Communications Corporation regarding its results of operations for the quarter and fiscal year ended December 31, 2012.